                                 AMENDMENT NO. 4

                           Dated as of January 8, 2004

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

         THIS AMENDMENT NO. 4 (this "Amendment") dated as of January 8, 2004, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders"
identified on the signature pages hereto, (iii) the "Committed Lenders"
identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

         A. Reference is made to the Receivables Loan Agreement dated as of
February 27, 2003 among the Borrower, the "Conduit Lenders", "Committed Lenders"
and "Funding Agents" from time to time parties thereto and the Administrative
Agent (as amended prior to the date hereof, the "Receivables Loan Agreement").
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

         B. The parties hereto have agreed to amend the Receivables Loan
Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendments. Effective as of the Effective Date (as defined below), the Receivables Loan Agreement is amended as follows:

          1.1 The Facility Limit is reduced from $600,000,000 to $400,000,000.
     In connection therewith, Schedule I to the Receivables Loan Agreement is amended in its entirety to read as set forth on the new Schedule I attached hereto and the respective Conduit Lending Limits and Commitments of the
     Lenders are hereby changed to the respective amounts specified on such new
     Schedule I.

          1.2 Clause (c) of the definition of "Concentration Factor" in Section
     1.01 of the Receivables Loan Agreement is amended to increase the percentage set forth therein from "6%" to "8%".

          1.3 The definition of "Loss Reserve Floor" in Section 1.01 of the
     Receivables Loan Agreement is amended in its entirety to read as follows:

              "Loss Reserve Floor" means a percentage equal to 16%.

         SECTION 2. Amendment Fee. The Borrower hereby agrees to pay to each
Funding Agent, on the Effective Date, an amendment fee (the "Amendment Fee")
equal to 0.05% of the Lender Group Limit for such Funding Agent's Lender Group.

         SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") which is the later to occur of (i) the date on which the Administrative Agent shall have received a copy of this
Amendment duly executed by the Borrower, the Collection Agent, the
Administrative Agent and each of the Lenders and (ii) the date on which each
Funding Agent shall have received payment in full of the Amendment Fee payable to it pursuant to Section 2.

         SECTION 4. Reference to and Effect on the Receivables Loan Agreement.

         4.1 Upon the effectiveness of this Amendment, each reference in the
Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein,"
"hereby" or words of like import shall mean and be a reference to the
Receivables Loan Agreement as amended hereby, and each reference to the
Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

         4.2 Except as specifically amended hereby, the Receivables Loan
Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding
Agent or the Administrative Agent under the Receivables Loan Agreement, the
Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

         4.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

                                       2

together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purpose.

                                       3

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                    as Borrower

                                    By:  /s/ Peter R. Rapin
                                         ---------------------
                                         Name:  Peter R. Rapin
                                         Title: Treasurer

                              DELAWARE FUNDING FUNDING COMPANY, LLC,
                              as a Conduit Lender

                              By: JPMorgan Chase Bank as attorney-in-fact for
                              Delaware Funding Company, LLC

                              By:  /s/ Bradley S. Schwartz
                                   ------------------------------
                                   Name:  Bradley S. Schwartz
                                   Title: Managing Director

                              JPMORGAN CHASE BANK,
                              as a Funding Agent

                              By:  /s/ Lara Graff
                                   ------------------------------
                                   Name:  Lara Graff
                                   Title: Vice President

                              JPMORGAN CHASE BANK,
                              as a Committed Lender

                              By:  /s/ Bradley S. Schwartz
                                   ------------------------------
                                   Name:  Bradley S. Schwartz
                                   Title: Managing Director

                              ALPINE SECURITIZATION CORP.,
                              as a Conduit Lender

                              By:  Credit Suisse First Boston, New York Branch,
                                   as Attorney-in-Fact

                              By:  /s/ Joseph Soave
                                   ------------------------------
                                   Name:  Joseph Soave
                                   Title: Director

                              By:  /s/ Mark Lengel
                                   ------------------------------
                                   Name:  Mark Lengel
                                   Title: Director

                              CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                              as a Funding Agent

                              By:  /s/ Bruce T. Miller
                                   ------------------------------
                                   Name:  Bruce T. Miller
                                   Title: Director

                              By:  /s/ Alberto Zonca
                                   ------------------------------
                                   Name:  Alberto Zonca
                                   Title: Vice President

                              CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                              as a Committed Lender

                              By:  /s/ Bruce T. Miller
                                   ------------------------------
                                   Name:  Bruce T. Miller
                                   Title: Director

                              By:  /s/ Alberto Zonca
                                   ------------------------------
                                   Name:  Alberto Zonca
                                   Title: Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as a Conduit Lender, as a Funding Agent
                              and as a Committed Lender

                              By:  /s/ Karl Kieffer
                                   ------------------------------
                                   Name:  Karl Kieffer
                                   Title: Duly Authorized Signatory

                              RM MULTI-ASSET LIMITED,
                              as a Conduit Lender

                              By:  /s/ John Walley
                                   ------------------------------
                                   Name:  John Walley
                                   Title: Director

                              DEUTSCHE BANK AG, LONDON,
                              as a Funding Agent

                              By:  /s/ Sebastian Ottmann
                                   ------------------------------
                                   Name:  Sebastian Ottmann
                                   Title: Vice President

                              By:  /s/ Jaime Pratt
                                   ------------------------------
                                   Name:  Jaime Pratt
                                   Title: Vice President

                              RM MULTI-ASSET LIMITED,
                              as a Committed Lender

                              By:  /s/ John Walley
                                   ------------------------------
                                   Name:  John Walley
                                   Title: Director

                              LIBERTY STREET FUNDING CORP.,
                              as a Conduit Lender

                              By:  /s/ Michelle Moezzi
                                   ------------------------------
                                   Name:  Michelle Moezzi
                                   Title: Vice President

                              THE BANK OF NOVA SCOTIA,
                              as a Funding Agent

                              By:  /s/ Norman Last
                                   ------------------------------
                                   Name:  Norman Last
                                   Title: Managing Director

                              THE BANK OF NOVA SCOTIA,
                              as a Committed Lender

                              By:  /s/ Norman Last
                                   ------------------------------
                                   Name:  Norman Last
                                   Title: Managing Director

                              THREE PILLARS FUNDING CORPORATION,
                              as a Conduit Lender

                              By:  /s/ Evelyn Echevarria
                                   ------------------------------
                                   Name:  Evelyn Echevarria
                                   Title: Vice President

                              SUNTRUST CAPITAL MARKETS, INC.,
                              as a Funding Agent

                              By:  /s/ James R. Bennison
                                   ------------------------------
                                   Name:  James R. Bennison
                                   Title: Managing Director

                              SUNTRUST BANK,
                              as a Committed Lender

                              By:  /s/ Michael S. Murphey
                                   ------------------------------
                                   Name:  Michael S. Murphey
                                   Title: Director

                              BEETHOVEN FUNDING CORPORATION,
                              as a Conduit Lender

                              By:  /s/ Matthew Dorr
                                   ------------------------------
                                   Name:  Matthew Dorr
                                   Title: Vice President

                              DRESDNER BANK AG, NEW YORK BRANCH,
                              as a Funding Agent

                              By:  /s/ William Aguiar
                                   ------------------------------
                                   Name:  William Aguiar
                                   Title: Director

                              By:  /s/ Timothy C. Madigan
                                   ------------------------------
                                   Name:  Timothy C. Madigan
                                   Title: Director

                              DRESDNER BANK AG, NEW YORK BRANCH,
                              as a Committed Lender

                              By:  /s/ William Aguiar
                                   ------------------------------
                                   Name:  William Aguiar
                                   Title: Director

                              By:  /s/ Timothy C. Madigan
                                   ------------------------------
                                   Name:  Timothy C. Madigan
                                   Title: Director

                              EIFFEL FUNDING LLC,
                              as a Conduit Lender

                              By:  /s/ Kevin P. Burns
                                   ------------------------------
                                   Name:  Kevin P. Burns
                                   Title: Vice President

                              CDC FINANCIAL PRODUCTS INC.,
                              as a Funding Agent

                              By:  /s/ Joyce Pernin
                                   ------------------------------
                                   Name:  Joyce Pernin
                                   Title: Managing Director

                              By:  /s/ Kathy Lynch
                                   ------------------------------
                                   Name:  Kathy Lynch
                                   Title: Director

                              CDC FINANCIAL PRODUCTS INC.,
                              as a Committed Lender

                              By:  /s/ Joyce Pernin
                                   ------------------------------
                                   Name:  Joyce Pernin
                                   Title: Managing Director

                              By:  /s/ Kathy Lynch
                                   ------------------------------
                                   Name:  Kathy Lynch
                                   Title: Director

                              JPMORGAN CHASE BANK,
                              as Administrative Agent

                              By:  /s/ Lara Graff
                                   ------------------------------
                                   Name:  Lara Graff
                                   Title: Vice President

ACKNOWLEDGED AND AGREED:
-----------------------

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By:    /s/ Peter R. Rapin
       -----------------------
Name:  Peter R. Rapin
Title: Treasurer